Financial income (expense), net (Tables)	12 Months Ended
Dec. 31, 2020
Financial income (expense), net
Schedule of components of financial income (expense), net

The components of financial income (expense), net are as follows:

	Year ended
	December 31,
(in thousands of U.S. dollars)	2020	2019	2018
Interest income	$605	947	$725
Interest expense:
Interest expense	(22,003)	(24,950)	(26,077)
Commitment fees	(138)	(381)	(37)
Amortization of debt issuance cost and fair value of debt assumed	(2,289)	(2,361)	(700)
Total interest expense	(24,430)	(27,692)	(26,814)
Gain (loss) on debt extinguishment	—	1,030	—
Gain (loss) on derivative instruments	—	—	4,681
Other items, net:
Foreign exchange gain (loss)	444	(396)	(193)
Bank charges, fees and other	(276)	(297)	(143)
Withholding tax on interest expense and other	(2,400)	(2,882)	(2,571)
Total other items, net	(2,232)	(3,575)	(2,907)
Total financial income (expense), net	$(26,057)	(29,290)	$(24,315)